Investments - Company's Combined Proportionate Share of Major Components of Financial Statements (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Schedule of Equity Method Investments [Line Items]
Current assets	$ 344	$ 389
Long-term assets	74	173
Current liabilities	150	203
Long-term liabilities	60	58
Sales	967	881	698
Cost of goods sold, expenses and income taxes	814	805	580
Net income	$ 153	$ 76	$ 118